Exhibit 32.1
CERTIFICATION

In connection with the Quarterly Report of PDC Energy, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barton R. Brookman	May 2, 2018
Barton R. Brookman
President and Chief Executive Officer
(principal executive officer)

/s/ R. Scott Meyers	May 2, 2018
R. Scott Meyers
Senior Vice President and Chief Financial Officer
(principal financial officer)